UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  July 10, 2008

                       Generic Marketing Services, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-52864             26-0561199
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

          2811 Reidville Road, Suite 23, Spartanburg, SC      29301
          ----------------------------------------------   -----------
            (Address of Principal Executive Offices)       (Zip Code)

                             (864) 316-2909
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

On July 10, 2008, Generic Marketing Services (the "Company") issued 40,000,000 unregistered shares of its common stock, par value $0.001, from its treasury to fifteen individuals in exchange for $40,000 cash. Generic Marketing Services sold these shares to further capitalize the Company, in order to execute its business plan.

Generic Marketing Services is relying on the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D under the Securities Act of 1933, as amended ("Regulation D"), for sales to "accredited investors" (as such term is defined in Rule 501 of Regulation D). Each purchaser has represented to the Company that they are an "accredited investor." We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.


Item 5.01.  Changes in Control of Registrant.

The following information is being provided with respect to the Company after giving effect to the Change in Control pursuant to the requirements of Item 5.01 of Form 8-K.

On July 10, 2008, the Company issued 40,000,000 unregistered shares of its common stock from its treasury to fifteen individuals. The issuance of these shares changed the control of the Company. (See Security Ownership of Beneficial Ownership and Management Table below.)

Each share of common stock that the buyers acquired are entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the "Board of Directors") may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Other than the transactions disclosed in this Form 8-K, the Company knows of no arrangements which may result in a further change in control of the Registrant.








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SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares the Company's common stock immediately following the issuance of 40,000,000 common shares by (i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.

                                                         Amount
Title     Name and Address                               of shares    Percent
of        of Beneficial                                  held by       of
Class     Owner of Shares                Position        Owner        Class(1)
------------------------------------------------------------------------------

Common     Frank Arnone (2)              Chairman/CEO      500,000       0.9%
Common     Marvin Housman, M.D. (3)      Shareholder    20,000,000      39.3%
Common     T. J. Jesky (4)               Shareholder     5,000,000       9.8%%
Common     Mark DeStefano (5)            Shareholder     4,500,000       8.8%
------------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (1 person)                                     500,000       0.9%


(1) The percentages listed in the Percent of Class column are based upon 50,873,750 issued and outstanding shares of Common Stock.
(2)  Frank Arnone, 2811 Reidville Road, Suite 23, Spartanburg, SC  29301.
(3)  Marvin Hausman, M.D., 80 NW Columbia; P.O. Box 910, Stevenson, WA  98648.
(4)  T. J. Jesky, 2235 E. Flamingo Road, Suite 114, Las Vegas, NV 89119.
(5)  Mark DeStefano, 9604 Royal Lamb Drive, Las Vegas, Nevada  89145.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Generic Marketing Services, Inc.
                               --------------------------------
                                         Registrant

                                By: /s/ Frank Arnone
                                ------------------------------------
                                Name:   Frank Arnone
                                Title:  President/Director

Dated:  July 11, 2008
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